Exhibit Q1(a)(1)

SCHEDULE A

to

Amended and Restated Agreement and Declaration of Trust

of

Forward Funds

Schedule of Series and Classes

Series	Class of Shares
Accessor Aggressive Growth Allocation Fund	Investor Class Institutional Class Class A Class C
Accessor Balanced Allocation Fund	Investor Class Institutional Class Class A Class C
Accessor Frontier Markets Fund	Investor Class Institutional Class Class A Class Z
Accessor Growth Allocation Fund	Investor Class Institutional Class Class A Class C
Accessor Growth & Income Allocation Fund	Investor Class Institutional Class Class A Class C
Accessor Growth Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor High Yield Bond Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor Income Allocation Fund	Investor Class Institutional Class Class A Class C
Accessor Income & Growth Allocation Fund	Investor Class Institutional Class Class A Class C
Accessor Investment Grade Fixed-Income Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor International Equity Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor Limited Duration U.S. Government Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor Mortgage Securities Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor Small To Mid Cap Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor Strategic Alternatives Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor Total Return Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor U.S. Government Money Fund	Investor Class Institutional Class Class A Class C Class Z
Accessor Value Fund	Investor Class Institutional Class Class A Class C Class Z

Forward Banking and Finance Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Emerging Markets Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Global Infrastructure Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C
Forward Growth Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward HITR Fund	Advisor Class Investor Class Institutional Class Class A
Forward International Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward International Fixed Income Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward International Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C
Forward International Small Companies Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Large Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Legato Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Long/Short Credit Analysis Fund	Advisor Class Investor Class Institutional Class Class C
Forward Mini-Cap Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C
Forward Select Income Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C
Forward Small Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Tactical Growth Fund	Investor Class Institutional Class Class C
Forward Strategic Realty Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

As amended: March 8, 2007

September 11, 2007

November 13, 2007

January 9, 2008

March 5, 2008

September 17, 2008

January 7, 2009

April 29, 2009

June 3, 2009